UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	July 25, 2012

GE Dealer Floorplan Master Note Trust

CDF Funding, Inc.

GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware
(State or Other Jurisdiction of Incorporation

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043
(Registrant’s Telephone Number, Including Area Code)

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

The following material definitive agreements were entered into:

1. Underwriting Agreement, dated July 25, 2012 (“Underwriting Agreement”), among CDF Funding, Inc. (“CDF”), General Electric Capital Corporation (“GE Capital”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as Representatives of the several Underwriters.

2. Terms Agreement (Series 2012-3), dated July 25, 2012 (“2012-3 Terms Agreement”), among CDF, GE Capital, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC, as Representatives of the several Underwriters.

The Registrant is also filing a form of Series 2012-3 Indenture Supplement, to be dated as of July 31, 2012 (“Form of Series 2012-3 Supplement”), between GE Dealer Floorplan Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description
1.1	Underwriting Agreement
1.2	2012-3 Terms Agreement
4.1	Form of Series 2012-3 Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: July 27, 2012	By:	/s/ John E Peak
Name: John E. Peak
Title: Vice President

2012-3 Pre-Closing 8-K